EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and principal financial officer of Sirtris Pharmaceuticals, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

(1)  the Company’s Form 10-K/A for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Company’s Form 10-K/A for the period ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTOPH WESTPHAL

Christoph Westphal
President and Chief Executive Officer (principal executive officer)

Date: April 29, 2008

/s/ GAREN BOHLIN

Garen Bohlin
Chief Operating Officer (principal financial officer)

Date: April 29, 2008